                        SIGNATURES OF REPORTING PERSONS

        This Statement on Form 4 is filed by the Reporting Persons listed below.

Dated:  July 5, 2018

                                        SILVER PRIVATE HOLDINGS I, LLC
                                        By: Silver Private Investments, LLC,
                                        its sole member

                                        By:  /s/ Peter Berger
                                             ----------------------------------
                                             Name:  Peter Berger
                                             Title: Authorized Signatory

                                        SILVER PRIVATE INVESTMENTS, LLC

                                        By:  /s/ Peter Berger
                                             ----------------------------------
                                             Name:  Peter Berger
                                             Title: Authorized Signatory

                                        SIRIS PARTNERS III, L.P.
                                        SIRIS PARTNERS III PARALLEL, L.P.
                                        By: Siris Partners GP III, L.P.,
                                        its general partner
                                        By: Siris GP HoldCo III, LLC,
                                        its general partner

                                        By:  /s/ Peter Berger
                                             ----------------------------------
                                             Name:  Peter Berger
                                             Title: Managing Member

                                        SIRIS PARTNERS GP III, L.P.
                                        By: Siris GP HoldCo III, LLC,
                                        its general partner

                                        By:  /s/ Peter Berger
                                             ----------------------------------
                                             Name:  Peter Berger
                                             Title:  Managing Member

                                        SIRIS GP HOLDCO III, LLC

                                        By:  /s/ Peter Berger
                                             ----------------------------------
                                             Name:  Peter Berger
                                             Title: Managing Member

                                        SIRIS CAPITAL GROUP III, L.P.
                                        By: Siris Advisor HoldCo III, LLC,
                                        its general partner

                                        By:  /s/ Peter Berger
                                             ----------------------------------
                                             Name:  Peter Berger
                                             Title: Managing Member

                                        SIRIS CAPITAL GROUP, LLC
                                        By:  Siris Advisor HoldCo, LLC,
                                        its managing member

                                        By:  /s/ Peter Berger
                                             ----------------------------------
                                             Name:  Peter Berger
                                             Title: Managing Member

                                        SIRIS ADVISOR HOLDCO III, LLC

                                        By:  /s/ Peter Berger
                                             ----------------------------------
                                             Name:  Peter Berger
                                             Title: Managing Member

                                        SIRIS ADVISOR HOLDCO, LLC

                                        By:  /s/ Peter Berger
                                             ----------------------------------
                                             Name:  Peter Berger
                                             Title: Managing Member